UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) June 16, 2005


                           Gateway Energy Corporation
              ----------------------------------------------------
             (Exact name of Registrant as specified in its charter)


           Delaware                    0-6404                    44-0651207
 ---------------------------         ----------               -----------------
(State or other jurisdiction        (Commission              (I.R.S. Employer
      of Incorporation)             File Number)             Identification No.)

                 500 Dallas Street, Suite 2615, Houston, Texas     77002
                      -------------------------------------       --------
                     (Address of principal executive office)     (Zip Code)

       Registrant's telephone number, including area code: (713) 336-0844

                                 Not Applicable
              ------------------------------------------------------
             (Former name, former address and former fiscal year, if
                           changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     On June 16, 2005, the Board of Directors of Gateway Energy Corporation (the "Company") announced that Christopher Rasmussen has been elected as the Company's Chief Financial Officer. Mr. Rasmussen fills the vacancy in the Chief Financial Officer position that has been open since November 2004. Prior to accepting this position with the Company, Mr. Rasmussen most recently was a Senior Accountant for Apache Corporation and previously was a Financial Accountant for the Company for five years.

     Attached hereto as Exhibit 99.1 is a copy of a press release issued by the Company regarding the foregoing.


Item 9.01     Financial Statements and Exhibits.

(c) Exhibits.

          Number             Description
          ------             -----------
          99.1               Press Release dated June 16, 2005.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 16, 2005

                                            GATEWAY ENERGY CORPORATION
                                            (Registrant)

                                            By:  /s/  Robert Panico
                                               --------------------------------
                                                      Robert Panico
                                                      President and
                                                      Chief Executive Officer